CONNING MONEY MARKET PORTFOLIO
Series of Trust for Professional Managers
Supplement to Prospectus Dated December 4, 2004

The investment advisor to the Conning Money Market Portfolio (the “Portfolio”) and the Board of Trustees of Trust for Professional Managers have determined to terminate the Portfolio. Please note that the Portfolio will be liquidating its assets on October 27, 2005. You are welcome, however, to redeem your shares before that date.

If the Portfolio has not received your redemption request or other instruction by October 27, 2005, your shares will be redeemed on October 27, 2005, and you will receive a check representing your proportionate interest in the net assets of the Portfolio as of the close of business on October 27, 2005, subject to any required withholding.

Shareholder inquiries should be directed to the Portfolio at 1-800-452-2724.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is October 21, 2005.